UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                  DATE OF EARLIEST EVENT REPORTED: June 1, 2006



                              ATWOOD OCEANICS, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                      Texas
                 (State or Other Jurisdiction of Incorporation)

                         COMMISSION FILE NUMBER 1-13167


                   IRS Employer Identification No. 74-1611874

                           15835 Park Ten Place Drive
                              Houston, Texas, 77084
                    (Address of Principal Executive Offices)

                                 (281) 749-7800
                         (Registrant's Telephone Number,
                              Including Area Code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)
                                  ------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                       -1

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

The information included in Item 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01 of this Current Report on Form 8-K.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

     On June 1, 2006, the Board of Directors of Atwood Oceanics, Inc. (the "Company") elected James R. Montague as a director of the Company, with such election to be effective as of June 2, 2006. Mr. Montague was elected to fill a vacancy on the Board of Directors, so that after the election of Mr. Montague, the Board of Directors has seven members. Mr. Montague has been appointed to the Company's Compensation and Nominating and Corporate Governance Committees.

     There is no arrangement or understanding between Mr. Montague and any other person pursuant to which Mr. Montague was elected as a director of the Company. There are no transactions in which Mr. Montague has an interest requiring disclosure under Item 404(a) of Regulation S-K.

     Pursuant to the terms of the Company's Amended and Restated 2001 Stock Incentive Plan, Mr. Montague shall be awarded restricted stock at the Board of Directors meeting next following the effective date of his election as a director. The number of shares of the Company's Common Stock included in the restricted stock award shall be equivalent to $40,000, based on the fair market value of a share of the Company's Common Stock on the date of grant. The restricted stock will be subject to an agreement between the Company and Mr. Montague, which will contain provisions relating to restrictions on transfer. A copy of the form of restricted stock award agreement relating to the restricted stock to be awarded to Mr. Montague and a copy of the press release issued by the Company in connection with the election of Mr. Montague to the Company's Board of Directors are attached hereto as Exhibits 10.1 and 99.1, respectively.

     Statements contained in this release with respect to the future are forward-looking statements. These statements reflect management's reasonable judgment with respect to future events. Forward-looking statements involve risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors; the Company's dependence on the oil and gas industry; the risks involved in upgrade to the Company's rigs; competition; operating risks; risks involved in foreign operations; risks associated with possible disruptions in operations due to terrorism; and governmental regulations and environmental matters. A list of additional risk factors can be found in the Company's Annual Report on Form 10-K for the year ended September 30, 2005, filed with the Securities and Exchange Commission.



ITEM 9.01         EXHIBITS

(d)    Exhibits

       Exhibit No.    Description of Exhibit

       10.1 Form of Non-Employee Director Restricted Stock Award Agreement Amended and Restated 2001 Stock Incentive Plan

       99.1           Press release dated June 1, 2006.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  ATWOOD OCEANICS, INC.
                                                  (Registrant)

                                                  /s/ James M. Holland
                                                  James M. Holland
                                                  Senior Vice President
DATE: June 1, 2006

                                                                   EXHIBIT 10.1

         FORM OF NON-EMPLOYEE DIRECTOR RESTRICTED STOCK AWARD AGREEMENT
                 AMENDED AND RESTATED 2001 STOCK INCENTIVE PLAN

     This Agreement is dated the ____ day of ___________, 20__, between ATWOOD OCEANICS, INC., (the "Company") and ___________________ (the "Participant").

Recitals:
     The Company has adopted an Amended and Restated 2001 Stock Incentive
Plan (the "Plan") which provides for grants of restricted stock awards of Common Stock to Non-Employee Directors of the Company, and the Participant is a Non-Employee Director of the Company. Pursuant to said Plan, the Compensation Committee has approved and ratified the execution of this Agreement between the Company and the Participant. All capitalized terms not defined herein shall have the meaning set forth in the Plan as in effect on the date hereof.

Agreement:
  1. The Company hereby awards to the Participant ______shares of restricted Common Stock, equal in value to $40,000, the ("Restricted Stock Award"). The number of shares of Common Stock included in the Restricted Stock Award is based upon the Fair Market Value of one share of Common Stock on ___________, 20__ (the "Date of Grant").
  2. The shares of Common Stock included in the Restricted Stock Award are restricted such that ownership of such shares cannot be sold, transferred, pledged, exchanged, hypothecated, or otherwise disposed of until three(3) years from the Date of Grant (the "Restriction Period"). The stock certificates evidencing the shares of Common Stock included in the Restricted Stock Award may be endorsed with a legend to reflect such restrictions.
  3. During any Restriction Period, the Participant shall have the rights of a shareholder with respect to the shares of Common Stock included in the Restricted Stock Award, including, but not by way of limitation, the right to vote such shares and to receive dividends and to purchase securities pursuant to that certain Rights Agreement by and between the Company and Continental Stock Transfer & Trust Company (as Rights Agent) dated October 18, 2002, as the same may be amended, modified or supplement from time to time. If any dividends or other distributions are paid in shares of Common Stock, all such shares shall be subject to the same restrictions on transferability as the shares included in the Restricted Stock Award with respect to which they were paid.
  4. If the outstanding shares of the Common Stock are changed into, or exchanged for, a different number or kind of shares or securities of the Company (whether by reason of merger, consolidation, recapitalization, reclassification, stock split, spinoff, combination of shares or otherwise), an appropriate and proportionate adjustment (to be conclusively determined by the Board of Directors of the Company) shall be made in the shares of Common Stock included in the Restricted Stock Award.
  5. The Restricted Stock Award governed by this Agreement is subject to, and the Company and the Participant agree to be bound by, all of the terms and conditions of the Plan as the same shall be amended from time to time in accordance with the terms thereof, but no such amendment shall adversely affect the Participant's rights under this Agreement or the Restricted Stock Award governed hereby. A copy of the Plan in its present form is available for inspection during business hours by the Participant at the Company's principal office.
  6. The value of the Restricted Stock Award is $40,000, and such amount is additional compensation to each Participant for services rendered to the Company and will be included with all other compensation paid during the year for services performed and reported on Internal Revenue Service Form 1099. Each Participant will be responsible for payment of all income taxes assessable on the Restricted Stock Award.
  7. The Restricted Stock Award has been granted, executed and delivered the day and year first above written at Houston, Texas, and the interpretation, performance and enforcement on this Agreement shall be governed by the laws of the State of Texas.




ATWOOD OCEANICS, INC.


By: ___________________
Name: _________________
Title: ________________


PARTICIPANT


By: ___________________
Name: _________________

                                                                       Ex 99.1

Houston, Texas
June 1, 2006

FOR IMMEDIATE RELEASE

     ATWOOD OCEANICS, INC., Houston-based International Drilling Contractor (the "Company"), announced today that on June 1, 2006, its Board of Directors elected James R. Montague as a director of the Company, with such election to be effective June 2, 2006. Mr. Montague was elected to fill a vacancy on the Board of Directors, so that after the election of Mr. Montague, the Board of Directors has seven members.

     Mr. Montague, 59, resides in Houston, Texas and is a director of Penn Virginia Resource GP, LLC, the general partner of Penn Virginia Resource Partners, LP, a publicly traded master limited partnership which manages coal properties and gathers and processes natural gas, and a director of Magellan GP, LLC, the general partner of Magellan Midstream Partners, LP, a publicly traded master limited partnership formed to own, operate and acquire a diversified portfolio of energy assets. Mr. Montague serves as a member of the Audit and Compensation Committees and Chairman of the Conflicts Committee of both Penn Virginia Resource GP, LLC and Magellan GP, LLC. Mr. Montague is also the Chairman of Memorial Hermann Healthcare System of Houston and is presently the non-executive Chairman of Davis Petroleum Corporation, a privately held oil and gas exploration and production company in Houston. Prior to 2002, Mr. Montague was the President of Encana Gulf of Mexico, LLC, a subsidiary of Encana Corporation. He was President of IP Petroleum Company, a subsidiary of International Paper Company, from 1989 to 2001.

     Statements contained in this release with respect to the future are forward-looking statements. These statements reflect management's reasonable judgment with respect to future events. Forward-looking statements involve risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors; the Company's dependence on the oil and gas industry; the risks involved in upgrade to the Company's rigs; competition; operating risks; risks involved in foreign operations; risks associated with possible disruptions in operations due to terrorism; and governmental regulations and environmental matters. A list of additional risk factors can be found in the Company's Annual Report on Form 10-K for the year ended September 30, 2005, filed with the Securities and Exchange Commission.

                                                       Contact: Jim Holland
                                                             (281) 749-7804